NEWS RELEASE

TriQuint Announces Second Quarter 2011 Results

HILLSBORO, OREGON (USA) - July 27, 2011 - TriQuint Semiconductor, Inc (NASDAQ: TQNT), a leading RF solutions supplier and technology innovator, announces its financial results for the quarter ended July 2, 2011, including the following highlights:

▪	Revenue for the quarter was $228.8 million, up 10% from Q2'10

▪	Mobile Devices revenue for the first half of 2011 grew 29% over the first half of 2010

▪	GAAP Net Income for the quarter was $16.6 million, or $0.10 per diluted share

▪	Non-GAAP Net Income for the quarter was $28.9 million, up more than 10% from Q1'11. Non-GAAP EPS was $0.17 per diluted share

•	Named industry veteran James Klein as Vice President and General Manager of TriQuint's Defense & Aerospace business

•	Released a new base station amplifier family with innovative, patent-pending technology to protect systems from disruptive power, ESD & RF spikes

•	Announced key GaN results: 'Trusted Foundry' accreditation, new standard products and University of Notre Dame's report citing industry-leading performance

Commenting on the results for the quarter ended July 2, 2011, Ralph Quinsey, President and Chief Executive Officer, stated “Driven by strong demand in the Smartphone market, we experienced 10% revenue growth over Q2 2010. Despite short term headwinds, TriQuint's long term growth story remains intact. During 2011, we have sharpened our focus and invested in innovation to ensure we support our customers for the long term growth opportunities ahead of us. Based on the current design wins and customer forecasts, I expect to return to strong revenue growth in Q4.”

Summary Financial Results for the Three and Six Months Ended July 2, 2011:

Revenue for the second quarter of 2011 was $228.8 million, up 10% from the second quarter of 2010 and up 2% sequentially. Revenue for the six months ended July 2, 2011 was $453.1 million, up 17% from the six months ended July 3, 2010. Mobile Devices revenue grew 19% year over year for the second quarter and 29% on a year to date basis.

GAAP

Gross margin for the second quarter of 2011 was 40.3%, down from 41.2% in the second quarter of 2010 and up sequentially from 39.0%. Gross margin for the six months ended July 2, 2011, at 39.6% was consistent with the gross margin for the six months ended July 3, 2010.

Operating expenses for the second quarter of 2011 were $70.9 million, or 31% of revenue, up from $58.8 million in the second quarter of 2010 and $67.1 million in the previous quarter. Operating expenses for the six months ended July 2, 2011 were $138.0 million, up from $114.0 million for the six months ended July 3, 2010.

Net income for the second quarter of 2011 was $16.6 million, or $0.10 per diluted share, up sequentially from $12.4 million or $0.07 per diluted share. Net income for the six months ended July 2, 2011 was $29.0 million or $0.17 per diluted share.

Non-GAAP

Gross margin for the second quarter was 41.4%, down from 42.3% in the second quarter of 2010 and up sequentially from 40.0%. Gross margin for the six months ended July 2, 2011 and July 3, 2010 was 40.7%.

Operating expenses for the quarter were $65.6 million or 29% of revenue, including $7.5 million of litigation expense. Operating expenses for the six months ended July 2, 2011 were $128.8 million or 28% of revenue, including $12.9 million of litigation expenses.

Net income for the second quarter of 2011 was $28.9 million, or $0.17 per diluted share, up sequentially from $0.15 per diluted share and down from $0.20 in the second quarter of 2010. Net income for the six months ended July 2, 2011 was $55.0 million or $0.32 per diluted share.

Please see the discussion of non-GAAP financial measures below and the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Outlook:

The Company believes third quarter revenue will be between $225 million and $235 million. Litigation expense is expected to be approximately $5 million. Third quarter non-GAAP net income is expected to be between $0.16 and $0.18 per share. The Company is 88% booked to the midpoint of revenue guidance.

Additional Information Regarding July 2, 2011 Results:
GAAP and non-GAAP financial measures are presented in the tables below (in millions, except for percentage and per share information). Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Six Months Ended
	Q2 2011	Q1 2011	Change vs. Q1 2011	Q2 2010	Change vs. Q2 2010	Q2 2011	Q2 2010	Change vs. Q2 2010
Revenue	$228.8	$224.3	2%	$207.5	10%	$453.1	$388.3	17%
Gross Profit	$92.1	$87.4	5%	$85.5	8%	$179.5	$154.0	17%
Gross Margin %	40.3%	39.0%	1.3%	41.2%	(0.9)%	39.6%	39.7%	(0.1)%
Op Income	$21.3	$20.3	5%	$26.7	(20)%	$41.6	$40.0	4%
Net Income	$16.6	$12.4	33%	$22.5	(26)%	$29.0	$36.2	(20)%
Diluted EPS	$0.10	$0.07	$0.03	$0.14	$(0.04)	$0.17	$0.23	$(0.06)

NON-GAAP RESULTS A

	Three Months Ended					Six Months Ended
	Q2 2011	Q1 2011	Change vs. Q1 2011	Q2 2010	Change vs. Q2 2010	Q2 2011	Q2 2010	Change vs. Q2 2010
Revenue	$228.8	$224.3	2%	$207.5	10%	$453.1	$388.3	17%
Gross Profit	$94.8	$89.7	6%	$87.7	8%	$184.5	$158.2	17%
Gross Margin %	41.4%	40.0%	1.4%	42.3%	(0.8)%	40.7%	40.7%	—%
Op Income	$29.2	$26.5	10%	$33.0	(12)%	$55.7	$51.1	9%
Net Income	$28.9	$26.1	11%	$33.1	(13)%	$55.0	$50.7	8%
Diluted EPS	$0.17	$0.15	$0.02	$0.20	$(0.03)	$0.32	$0.31	$0.01
A	Excludes stock based compensation charges, non-cash tax expense, certain entries associated with acquisitions, and other specifically identified non-routine transactions.

Conference Call:
TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter and our future expectations for the company. To access the conference call, please dial (888) 813-6582 domestically, or (706) 643-7082 internationally, approximately ten minutes prior to the beginning of the call, using passcode 74364453. The call can also be heard via webcast accessed through the “Investors” section of TriQuint's web site at: www.triquint.com/investors/events. A replay of the conference call will be available until August 3, 2011.

Non-GAAP Financial Measures:
This press release provides financial measures for non-GAAP net income, diluted earnings per share, gross profit, operating expenses and operating income that exclude equity compensation expense, non-cash tax expense, certain entries associated with acquisitions, and other specifically identified non-routine items, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The non-cash tax expense excludes certain deferred tax charges and benefits that do not result in a tax payment or tax refund. Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management's and investors' ability to evaluate TriQuint's operating results.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and net income per share.

Forward-Looking Statements:
This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding TriQuint's anticipated revenues, litigation expenses and non-GAAP net income; growth in demand for TriQuint's products addressed to the smartphone market; and continued solid traction in mobile devices, strength in high performance optical amplifiers and progress in the cable market. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint's performance; demand for TriQuint's products; TriQuint's ability to develop new products, improve yields, maintain product pricing and reduce costs; TriQuint's ability to win customers, increase market share and continue to provide expected levels of inventory to customers; inventory levels in TriQuint's markets; delays or impediments in TriQuint's or its customers' supply chains; RF content expansion; market conditions; consumer demand for mobile internet devices such as smartphones and tablets; continued traction in mobile devices; growth in high performance optical product revenue for city-to-city and metro-ring data transport; the evolution of, and TriQuint's new product success, in the cable/hybrid-fiber-coax network markets; and levels of government spending in the defense market. Additional considerations and important risk factors are described in TriQuint's reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, TriQuint undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.
A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the risk factors described in TriQuint's filings with the Securities and Exchange Commission to be a complete statement of all potential risks and uncertainties.

Facts About TriQuint
Founded in 1985, TriQuint Semiconductor (NASDAQ: TQNT) is a leading RF solutions supplier and technology innovator for the world's top communications, defense and aerospace companies. People and organizations around the world need real-time, all-the-time connections; TriQuint products help reduce the cost and increase the performance of connected mobile devices and the networks that deliver critical voice, data and video communications. With the industry's broadest technology portfolio, recognized R&D leadership, and expertise in high-volume manufacturing, TriQuint creates standard and custom products using gallium arsenide (GaAs), gallium nitride (GaN), surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies. The company has ISO9001-certified manufacturing facilities in the U.S., production in Costa Rica, and design centers in North America and Germany. For more information, visit www.triquint.com.

TriQuint: Connecting the Digital World to the Global Network®

Steve Buhaly VP of Finance & Administration, CFO TriQuint Semiconductor, Inc Tel: +1.503.615.9401 E-mail: sbuhaly@tqs.com	Roger Rowe Director, Investor Relations TriQuint Semiconductor, Inc. Tel: +1.503.615.9189 E-Mail: roger.rowe@tqs.com	Media Contact: Brandi Frye Director, Marketing Comms TriQuint Semiconductor, Inc. Tel: +1.503.615.9488 E-mail: bfrye@tqs.com

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	July 2, 2011	April 2, 2011	July 3, 2010

Assets
Current assets:
Cash, cash equivalents and investments	$180,855	$198,823	$175,122
Accounts receivable, net	135,394	132,532	120,968
Inventories	137,358	124,487	99,728
Other current assets	79,348	90,577	32,065
Total current assets	532,955	546,419	427,883

Property, plant and equipment, net	419,807	378,380	289,451
Other, net	85,200	77,652	46,375
Total assets	$1,037,962	$1,002,451	$763,709

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$107,502	$110,214	$97,392
Other accrued liabilities	13,315	10,622	12,253
Total current liabilities	120,817	120,836	109,645

Long-term income tax liability	5,167	7,414	9,067
Other long-term liabilities	10,401	9,953	8,033
Total liabilities	136,385	138,203	126,745

Stockholders' equity	901,577	864,248	636,964
Total liabilities and stockholders' equity	$1,037,962	$1,002,451	$763,709

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	July 2, 2011	April 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010

Revenues	$228,785	$224,323	$207,478	$453,108	$388,316
Cost of goods sold	136,643	136,929	121,995	273,572	234,334
Gross profit	92,142	87,394	85,483	179,536	153,982

Operating expenses:
Research, development and engineering	37,955	36,476	32,640	74,431	63,419
Selling, general and administrative	25,386	25,229	24,791	50,615	48,285
Litigation expense	7,512	5,399	1,340	12,911	2,326
Total operating expenses	70,853	67,104	58,771	137,957	114,030

Operating income	21,289	20,290	26,712	41,579	39,952

Other (expense) income:
Interest income	106	104	112	210	223
Interest expense	(354)	(387)	(167)	(741)	(371)
Foreign currency gain (loss)	87	(56)	7	31	(209)
Recovery of investment	356	151	—	507	—
Other, net	71	23	63	94	68
Other income (expense), net	266	(165)	15	101	(289)

Income before income tax	21,555	20,125	26,727	41,680	39,663

Income tax expense	4,990	7,686	4,268	12,676	3,495
Net income	$16,565	$12,439	$22,459	$29,004	$36,168

Per Share Data:
Basic per share net income	$0.10	$0.08	$0.14	$0.18	$0.23
Diluted per share net income	$0.10	$0.07	$0.14	$0.17	$0.23

Weighted-average shares outstanding:
Basic	164,110	162,413	154,938	163,257	154,244
Diluted	173,518	172,822	161,562	173,222	160,507

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(% of revenue)

	Three Months Ended			Six Months Ended
	July 2, 2011	April 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	59.7%	61.0%	58.8%	60.4%	60.3%
Gross profit	40.3%	39.0%	41.2%	39.6%	39.7%

Operating expenses:
Research, development and engineering	16.6%	16.3%	15.7%	16.4%	16.3%
Selling, general and administrative	11.1%	11.3%	12.0%	11.2%	12.5%
Litigation expense	3.3%	2.4%	0.6%	2.8%	0.6%
Total operating expenses	31.0%	30.0%	28.3%	30.4%	29.4%

Operating income	9.3%	9.0%	12.9%	9.2%	10.3%

Other (expense) income:
Interest income	0.1%	0.1%	0.1%	0.1%	0.1%
Interest expense	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.1)%
Foreign currency gain (loss)	0.0%	(0.0)%	0.0%	0.0%	(0.1)%
Recovery of investment	0.2%	0.1%	—%	0.1%	—%
Other, net	0.0%	0.0%	0.0%	0.0%	0.0%
Other income (expense), net	0.1%	0.0%	0.1%	—%	(0.1)%

Income before income tax	9.4%	9.0%	12.9%	9.2%	10.2%

Income tax expense	2.2%	3.5%	2.1%	2.8%	0.9%
Net income	7.2%	5.5%	10.8%	6.4%	9.3%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited)
(In thousands, except per share amounts)
	Three Months Ended						Six Months Ended
	July 2, 2011		April 2, 2011		July 3, 2010		July 2, 2011		July 3, 2010
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$92,142	40.3%	$87,394	39.0%	$85,483	41.2%	$179,536	39.6%	$153,982	39.7%
Adjustment for stock based compensation charges	1,585	0.7%	1,219	0.5%	1,129	0.5%	2,804	0.6%	2,085	0.5%
Adjustment for charges associated with acquisitions:
Amortization of intangible assets	1,079	0.4%	1,065	0.5%	1,026	0.5%	2,144	0.5%	2,048	0.5%
Writeoff IPR&D for abandoned development effort	—	—%	—	—%	38	0.1%	—	—%	38	0.0%
NON-GAAP GROSS PROFIT	$94,806	41.4%	$89,678	40.0%	$87,676	42.3%	$184,484	40.7%	$158,153	40.7%

GAAP OPERATING EXPENSES	$70,853	31.0%	$67,104	30.0%	$58,771	28.3%	$137,957	30.4%	$114,030	29.4%
Adjustment for stock based compensation charges	(5,716)	(2.5)%	(3,686)	(1.7)%	(3,501)	(1.7)%	(9,402)	(2.1)%	(6,197)	(1.6)%
Adjustment for charges associated with acquisitions:
Change in estimate of earnout liability	681	0.3%	—	—%	—	—%	681	0.2%	—	—%
Amortization of intangible assets	(208)	(0.1)%	(216)	(0.1)%	(597)	(0.2)%	(424)	(0.1)%	(798)	(0.2)%
NON-GAAP OPERATING EXPENSES	$65,610	28.7%	$63,202	28.2%	$54,673	26.4%	$128,812	28.4%	$107,035	27.6%

GAAP OPERATING INCOME	$21,289	9.3%	$20,290	9.0%	$26,712	12.9%	41,579	9.2%	39,952	10.3%
Adjustment for stock based compensation charges	7,301	3.2%	4,905	2.2%	4,630	2.2%	12,206	2.7%	8,282	2.2%
Adjustment for charges associated with acquisitions	606	0.3%	1,281	0.6%	1,661	0.8%	1,887	0.4%	2,884	0.7%
NON-GAAP OPERATING INCOME	$29,196	12.8%	$26,476	11.8%	$33,003	15.9%	$55,672	12.3%	$51,118	13.2%

GAAP NET INCOME	$16,565	7.2%	$12,439	5.5%	$22,459	10.8%	$29,004	6.3%	$36,168	9.3%
Adjustment for stock based compensation charges	7,301	3.2%	4,905	2.2%	4,630	2.2%	12,206	2.7%	8,282	2.2%
Adjustment for recovery of investment	(356)	(0.2)%	(151)	(0.1)%	—	—%	(507)	(0.1)%	—	—%
Adjustment for non-cash tax expense	4,734	2.1%	7,604	3.4%	4,211	2.0%	12,338	2.8%	3,170	0.8%
Adjustment for charges associated with acquisitions	628	0.3%	1,321	0.6%	1,750	0.9%	1,949	0.4%	3,123	0.8%
NON-GAAP NET INCOME	$28,872	12.6%	$26,118	11.6%	$33,050	15.9%	$54,990	12.1%	$50,743	13.1%

GAAP DILUTED EARNINGS PER SHARE	$0.10	$0.07	$0.14	$0.17	$0.23
Adjustment for stock based compensation charges	0.04	0.03	0.03	0.07	0.05
Adjustment for recovery of investment	(0.00)	(0.00)	—	(0.00)	—
Adjustment for non-cash tax expense	0.03	0.04	0.02	0.07	0.02
Adjustment for charges associated with acquisitions	0.00	0.01	0.01	0.01	0.01
NON-GAAP DILUTED EARNINGS PER SHARE	$0.17	$0.15	$0.20	$0.32	$0.31

Our earnings release contains forward looking estimates of non-GAAP diluted earnings per share for the third quarter of 2011. We provide these non-GAAP measures on a prospective basis for the same reasons that we provide them to investors on a historical basis. The following table provides a reconciliation of GAAP diluted earnings per share to non-GAAP diluted earnings per share for Q3 2011 based on the mid-point of guidance.

Forward Looking GAAP Diluted Earnings per Share	$0.08
Adjustment for stock based compensation charges	0.04
Adjustment for non-cash tax expense	0.04
Adjustment for charges associated with acquisitions	0.01
Forward Looking non-GAAP Diluted Earnings per Share	$0.17